Supplement to the
Fidelity® Select Portfolios®
April 28, 2018
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Multimedia Portfolio’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the fourth quarter of 2018 to vote on this proposal. If the proposal is approved by shareholders, Multimedia Portfolio will (i) change its name to Communication Services Portfolio, (ii) change its 80% policy to normally invest at least 80% of its assets in securities of companies principally engaged in business activities related to the development, production or distribution of communication services, and (iii) change its supplemental benchmark index to the MSCI US IM Communication Services 25/50 Index. If the proposal is approved, these changes will take effect on December 1, 2018 or the first day of the month following the shareholder meeting if the meeting is adjourned.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report, or can be obtained by calling Fidelity at 1-800-544-8544.

Nicola Stafford serves as co-manager of Retailing Portfolio. Boris Shepov serves as co-manager of Retailing Portfolio. It is expected that Ms. Stafford will transition off of the fund effective November 2018. At that time, Mr. Shepov will assume sole portfolio management responsibilities for the fund.

Pending shareholder approval of the fund’s proposal to modify its concentration policy; effective December 1, 2018, the following information replaces similar information for Multimedia Portfolio found in the "Investment Policies and Limitations" section.

Concentration

For Communication Services Portfolio (fka Multimedia Portfolio):

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the communication services industries.

The following information replaces similar information in the “Management Contracts” section.

Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for Technology Portfolio.

The following information supplements information for Communications Equipment Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Tall as of August 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$833	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Communications Equipment Portfolio ($236 (in millions) assets managed).

As of August 31, 2018, the dollar range of shares of Communications Equipment Portfolio beneficially owned by Ms. Tall was none.

The following information supplements information for Technology Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Gupta as of July 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$9,887	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Technology Portfolio ($6,316 (in millions) assets managed).

As of July 31, 2018, the dollar range of shares of Technology Portfolio beneficially owned by Ms. Gupta was none.

The following information supplements information for Energy Service Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Ms. Banfield as of March 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$406	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($406 (in millions) assets managed).

As of March 31, 2018, the dollar range of shares of Energy Service Portfolio beneficially owned by Ms. Banfield was none.

The following information supplements information for Retailing Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Shepov as of May 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,567	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Retailing Portfolio ($2,567 (in millions) assets managed).

As of May 31, 2018, the dollar range of shares of Retailing Portfolio beneficially owned by Mr. Shepov was none.

SELB-18-10 1.475630.211	October 12, 2018